Exhibit 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment No. 1 to Agreement

(“Amendment No. 1”)

Amendment No. 1 Date:	March 22, 2021

Name of Original Agreement:	License Agreement (the “Original Agreement,” and together with any previous amendments which may be described below, the “Agreement”)

Execution Date of Original Agreement:	December 7, 2020 (“Execution Date”)

Parties:	Pfizer Inc. (“Pfizer”) and Pyxis Oncology Inc. (“Pyxis”)

Dates of Previous Amendment(s):	None

WHEREAS, the parties hereto desire to amend, among other things, certain terms of the Agreement including the schedules of Licensed ADC Know-How and Licensed Platform Know-how

NOW, THEREFORE, in order to accommodate the desired amendment(s), the parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.	Amendment(s) to the Agreement.

2.1.

Schedule 1.60, entitled Licensed ADC Know-How and Schedule 1.63, entitled Licensed Platform Know-How are hereby amended and restated in their entirety as set forth in Annex 1(a) and Annex 1(b), respectively, to include additional items that were added to the Due Diligence folder from the Intrallinks Data Room maintained by Pfizer (the “Data Room”) following the Execution Date of the Agreement but prior to the Effective Date of the Agreement (the “Additional Files”), as described in the index attached as Annex 2.

2.2.

The Parties intend that (i) Additional Files related to EDB and CD123 are Licensed ADC Know-How for purposes of the License Grant set forth in Section 3.1.2 of the Agreement and that (ii) the Additional Files related to the Platform are Licensed Platform Know-How for purposes of the License Grant set forth in Section 3.1.3 of the Agreement. Notwithstanding the foregoing, the Parties acknowledge Additional Files have not been specifically identified in the Data Room as Licensed ADC Know-How or Licensed Platform Know-How, and have been provided without any prior review or analysis by Pyxis to determine the applicability of such Additional Files. Pyxis will use commercially reasonable efforts to ensure that it allocates such Additional Files according to the first sentence of this Amendment.

3.

Ratification of the Agreement. Except as expressly set forth in Article 2 above, the Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement. In the event of a conflict between the terms of this Amendment No. 1 and the Agreement, the terms of this Amendment No. 1 shall control.

4.

Miscellaneous. This Amendment No. 1, together with the Agreement, constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions and preliminary agreements between the Parties relating to the subject matter of this Amendment No. 1 and the Agreement.

5.

Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original instrument and all of which, when taken together, shall constitute one and the same agreement. Transmission by e-mail or other form of electronic transmission of an executed counterpart of this Letter shall be deemed to constitute due and sufficient delivery of such counterpart.

SIGNATURES IMMEDIATELY FOLLOWING ON NEXT PAGE

IN WITNESS WHEREOF, the duly authorized representatives of Pfizer and Pyxis have executed this Amendment No. 1 as of the date first above written.

Pyxis Oncology Inc.		Pfizer Inc.

By:	/s/ Lara Sullivan	By:	/s/ Uwe Schoenbeck
Print Name:	Lara Sullivan	Print Name:	Uwe Schoenbeck
Title:	President & CEO	Title:	CSO, SVP Ext Science & Innovation

Date:	March 22, 2021 (Duly authorized)	Date:	March 22, 2021 (Duly authorized)

Annex 1(a)

SCHEDULE 1.60: LICENSED ADC KNOW-HOW

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Annex 1(b)

SCHEDULE 1.63: LICENSED PLATFORM KNOW-HOW

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Annex 2

DATA ROOM INDEX

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